UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 1, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-25675                74-3055158
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)

                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)

                          (303) 541-1005 (Registrant's
                     telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
           YEAR.

         On March 1, 2006, Patron Systems, Inc. (the "Registrant"), filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock of Patron Systems, Inc. ("Certificate of Designation"), designating the rights preferences and privileges of 2,160 shares of Series A Convertible Preferred Stock and 50,000,000 shares of Series A-1 Convertible Preferred Stock.

         The Series A Convertible Preferred Stock ("Series A Preferred Stock") has a stated value of $5,000 per share, has no maturity date and carries a dividend of 10% per annum, with such dividend accruing on a cumulative basis and payable only (i) at such time as declared payable by the Board of Directors of the Registrant or (ii) in the event of liquidation, as part of the liquidation preference amount for the Series A Preferred Stock ("Series A Liquidation Preference Amount"). The Series A Liquidation Preference Amount is equal to 125% of the sum of: (i) the stated value of any then unconverted shares of Series A Preferred Stock and (ii) any accrued and unpaid dividends thereon. An event of liquidation means any liquidation, dissolution or winding up of the Registrant, whether voluntary or involuntary, as well as any change of control of the Registrant which shall include the sale by the Registrant of either (x) substantially all its assets or (y) the portion of its assets which comprises its core business technology, products or services.

         The Series A Preferred Stock is convertible, at the option of the holder, into shares of the common stock, par value $0.01 per share, of the Registrant ("Common Stock") at an initial conversion price of $0.08 based on the stated value of the Series A Preferred Stock, subject to adjustment for stock splits, dividends, recapitalizations, reclassifications, payments made to Common Stock holders and other similar events and for issuances of additional securities at prices more favorable than the active price at the date of the adjustment.

         The Series A Preferred Stock automatically converts into Common Stock, at the then applicable conversion price based on the stated value of the Series A Preferred Stock, on the date that: (i) there shall be an effective registration statement covering the resale of the Common Stock issuable upon conversion of the Series A Preferred Stock, (ii) the average closing price of the Common Stock for a period of 20 consecutive trading days is at least 250% of the then applicable conversion price, and (iii) the average daily trading volume of the Common Stock for the same period is at least 250,000 shares.

         The Series A-1 Preferred Stock ("Series A-1 Preferred Stock") has a stated value of $0.80 per share, has no maturity date and carries a non-cumulative dividend of 5% per annum, with such dividend payable only (i) at such time as declared payable by the Board of Directors of the Registrant or
(ii) in the event of liquidation, as part of the liquidation preference amount for the Series A-1 Preferred Stock ("Series A-1 Liquidation Preference Amount"). The Series A-1 Liquidation Preference Amount is equal to the sum of: (i) the stated value of any then unconverted shares of Series A-1 Preferred Stock and
(ii) any accrued and unpaid dividends thereon. An event of liquidation means any liquidation, dissolution or winding up of the Registrant, whether voluntary or involuntary, as well as any change of control of the Registrant which shall include the sale by the Registrant of either (x) substantially all its assets or
(y) the portion of its assets which comprises its core business technology, products or services.

         The Series A-1 Preferred Stock is not convertible at the option of the holder. Each share of Series A-1 Preferred Stock automatically converts into Common Stock, at a conversion price of $0.08 per share based on the stated value of the Series A-1 Preferred Stock, upon the effectiveness of an amendment to the Registrant's certificate of incorporation which provides for a sufficient number of authorized shares of

Common Stock to permit the exercise or conversion of all issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and all options, warrants and other rights to acquire shares of Common Stock.

         The Series A Preferred Stock and Series A-1 Preferred Stock ("Preferred Shares"), on an as-converted basis, vote with the Common Stock on all matters requiring stockholder approval. Additionally, the approvals of a majority of the outstanding Preferred Shares, voting as separate classes, is required for any amendment to the Certificate of Designation, the Registrant's certificate of incorporation or bylaws which would directly and/or indirectly amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Preferred Shares, as applicable, including to create, authorize or issue any series or shares of senior stock or parity stock or to increase the amount of authorized capital stock of any such class. For so long as the Series A Preferred Stock remain outstanding, the approval of a majority of the issued and outstanding shares of Series A Preferred Stock is required for the Registrant to issue funded debt, other than $1,000,000 of working capital advances from one or more of its existing investors, and to issue any preferred stock senior to or pari passu with the Series A Preferred Stock.

         As of March 27, 2006, the Registrant had reached agreements for subscriptions for approximately 29,929,639 shares of Series A-1 Preferred Stock representing approximately 75% of the Registrant's aggregate indebtedness pursuant to the issuance, on January 12, 2006, of a Stock Subscription Agreement & Mutual Release to each creditor and claimant ("Subscriber") of the Registrant for purposes of entering into a final and binding settlement with respect to any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities, and obligations of every kind and nature ("Subscriber Claims") that the Subscribers may have against the Registrant ("Creditor and Claimant Liabilities Restructuring"). Under terms of the Creditor and Claimant Liabilities Restructuring, the Registrant sells to each Subscriber and each Subscriber purchases from the Registrant shares of Series A-1 Preferred stock at a price of $0.80 per share. The aggregate purchase price is equivalent to the value of the Subscriber Claims being settled by such Subscriber. Subscriber is deemed to have paid for the Series A-1 Preferred Stock through the settlement and release of Subscriber Claims.

         Each Stock Subscription Agreement & Mutual Release shall terminate and be null and void, the Series A-1 Preferred Stock issued to the Subscribers shall be cancelled and the Subscriber Claims shall remain in full force and effect on their terms in the event that the Registrant does not consummate, on or before March 31, 2006 (the "Termination Date"), (a) a bona fide sale or (series of related sales) by the Registrant of equity interests in the Registrant in an amount equal to or in excess of $3,000,000 or (b) any merger, consolidation, recapitalization, reclassification, reincorporation, reorganization, share exchange, sale of all or substantially all of the assets of the Registrant or comparable transaction. Each Subscriber agrees not to transfer or sell any portion of the Series A-1 Preferred Stock until the next business day after the Termination Date, subject to (i) an effective registration under the Securities Act of 1933, as amended ("Securities Act"), or in a transaction which is otherwise in compliance with the Securities Act, (ii) an effective registration under any applicable state securities statute or in a transaction otherwise in compliance with any applicable state securities statue, and (iii) evidence of compliance with the applicable securities laws of other jurisdictions. As described below, the Registrant completed the sale of approximately $4.8 million in equity securities on March 27, 2006.

         The Registrant has agreed to file with the Securities and Exchange Commission ("SEC"), no later than 120 days subsequent to the acceptance of each Stock Subscription Agreement & Mutual Release, a registration statement for the resale of all of the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock purchased thereunder, and to cause such registration statement to become effective as soon as practicable and in any event no later than 180 days from the filing of the registration statement.

         On March 27, 2006, the Registrant completed a financing in the amount of $4,820,501 (the "Series A Financing") through the issuance of units, at a purchase price of $100,000 per unit, each unit consisting of (i) 20 shares of Series A Preferred Stock and (ii) Common Stock Purchase Warrants ("Warrants") to purchase up to 416,667 shares of the Registrant's Common Stock ("Units"). The Warrants have a term of 5 years and an exercise price of $0.10 per share. The Registrant has agreed to file with the Securities and Exchange Commission, no later than May 30, 2006, a registration statement for the resale of the shares of Common Stock issuable upon exercise of the Warrants and conversion of the Series A Preferred Stock.

         The aggregate proceeds in the Series A Financing were comprised of $720,001 associated with the conversion of bridge notes purchased by four accredited investors introduced by Laidlaw & Company (UK) Ltd. ("Laidlaw"), $1,250,000 provided by Apex Investment Fund V, LP and $2,850,500 from forty-six accredited investors introduced by Laidlaw.

         In order to effect the availability of these funds to the Registrant prior to the completion of the Creditor and Claimant Liabilities Restructuring, the Registrant, on March 27, 2006, entered into a Post-Closing Escrow Agreement ("Post-Closing Escrow Agreement") with Stubbs Alderton & Markiles, LLP ("Escrow Agent") for net proceeds of approximately $2,183,066. The Escrow Agent shall hold the funds and make periodic disbursements to the Registrant. These disbursements shall be made on or after the 15th of each calendar month and on or after the last day of each calendar month. A schedule detailing the mid-month, month-end and maximum monthly disbursement amounts is attached to the Post-Closing Escrow Agreement. The Post-Closing Escrow Agreement provides for the release of the remaining escrow funds to the Registrant after the Registrant has received executed agreements under the Creditor and Claimant Liabilities Restructuring for not less than 99% in dollar amount of Subscriber Claims.

         Laidlaw acted as placement agent in the Series A Financing. For its services as placement agent, the Registrant paid Laidlaw a cash fee of $435,050, including an advisor fee and a non-accountable expense reimbursement, and issued to Laidlaw and/or its designees warrants to purchase up to 8,234,170 shares of Common Stock at an exercise price of $0.10 per share.

         The Registrant also previously issued 1,500,000 shares of Common Stock to Frank Mazzola, an employee of Laidlaw, under the terms of Consulting Agreements dated June 4, 2004, August 8, 2004 and November 17, 2004, in consideration of advisory services provided to the registrant. The Registrant has agreed to register the resale of the 1,500,000 shares of Common Stock issued to Mr. Mazzola at such time as the Registrant next files a registration statement with the SEC.

         The issuance and sale of the securities issued or issuable in connection with the Series A Financing and Creditor and Claimant Liabilities Restructuring were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------

                  3.1 Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock of Patron Systems, Inc. dated as of March 1, 2006.

                  10.1     Form  of   Subscription   Agreement   between  Patron
                           Systems, Inc. and each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

                  10.2 Form of Common Stock Purchase Warrant issued by Patron Systems, Inc. in favor of each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

                  10.3 Registration Rights Agreement dated March 27, 2006, among Patron Systems, Inc. and each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

                  10.4 Form of Stock Subscription Agreement and Mutual Release issued by Patron Systems, Inc. in favor of each of the Creditors and/or Claimants exchanging claims for shares of the Series A-1 Preferred Stock of Patron Systems, Inc.

                  10.5 Post Closing Escrow Agreement dated March 27, 2006, between Stubbs Alderton & Markiles, LLP and Patron Systems, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PATRON SYSTEMS, INC.


Date:    March 30, 2006                     By:      /S/ ROBERT CROSS
                                                     ---------------------------
                                                     Robert Cross
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     --------------------------------------------------------------------
3.1         Certificate of Designation of Preferences, Rights and Limitations of
            Series A  Convertible  Preferred  Stock and Series  A-1  Convertible
            Preferred Stock of Patron Systems, Inc. dated as of March 1, 2006.

10.1 Form of Subscription Agreement between Patron Systems, Inc. and each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

10.2        Form of Common Stock Purchase Warrant issued by Patron Systems, Inc.
            in favor of each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

10.3 Registration Rights Agreement dated March 27, 2006, among Patron Systems, Inc. and each of the purchasers of shares of the Series A Preferred Stock of Patron Systems, Inc.

10.4 Form of Stock Subscription Agreement and Mutual Release issued by Patron Systems, Inc. in favor of each of the Creditors and/or Claimants exchanging claims for shares of the Series A-1 Preferred Stock of Patron Systems, Inc.

10.5 Post Closing Escrow Agreement dated March 27, 2006, between Stubbs Alderton & Markiles, LLP and Patron Systems, Inc.